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                                                                  EXECUTION COPY





                       AMENDED AND RESTATED LOAN AGREEMENT



                                   dated as of



                                 March 15, 2000



                                     between



                         MORGAN STANLEY AIRCRAFT FINANCE



                                       and



                        MORGAN STANLEY DEAN WITTER & CO.




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                                TABLE OF CONTENTS

                           --------------------------

                                                                            PAGE
                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions.....................................................1

                                    ARTICLE 2
                                      LOANS

SECTION 2.01.  Loans ..........................................................4
SECTION 2.02.  Borrowings......................................................4
SECTION 2.03.  Termination of Commitment and Maturity of Loans.................5
SECTION 2.04.  Interest........................................................5
SECTION 2.05.  Repayment of Interest and Loans.................................5
SECTION 2.06.  MSAF Facility Covenant..........................................6
SECTION 2.07.  General Provisions as to Payments...............................6
SECTION 2.08.  Note  ..........................................................6

                                    ARTICLE 3
                                  MISCELLANEOUS

SECTION 3.01.  Notices.........................................................6
SECTION 3.02.  Amendments and Waivers..........................................7
SECTION 3.03.  No Bankruptcy Petition..........................................8
SECTION 3.04.  Successors and Assigns..........................................8
SECTION 3.05.  Governing Law; Submission to Jurisdiction.......................8
SECTION 3.06.  Counterparts; Effectiveness; Third Party Beneficiaries..........8
SECTION 3.07.  WAIVER OF JURY TRIAL............................................9
SECTION 3.08.  Entire Agreement................................................9
SECTION 3.09.  Captions........................................................9


EXHIBIT A - Form of Note.....................................................A-1

           AMENDED AND RESTATED LOAN AGREEMENT dated as of March 15, 2000 between MORGAN STANLEY AIRCRAFT FINANCE, a Delaware statutory business trust ("MSAF") and MORGAN STANLEY DEAN WITTER & CO., a Delaware corporation ( "MSDW").

           WHEREAS, MSDW has agreed to make loans to MSAF;

           NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

           SECTION 1.01. Definitions. The following terms, as used in this Agreement, have the following meanings:

           "Agreement" means this Loan Agreement, as amended and in effect from time to time.

           "Business Day" means any day on which United States dollar deposits may be traded on the London inter-bank market and commercial banks and foreign exchange markets are open in New York, New York and London, England.

           "Commitment" means MSDW's obligation to make Loans to MSAF at any time, up to a maximum of the Commitment Amount at such time.

           "Commitment Amount" means, at any time, the sum of (A) $30,000,000 less (B) the aggregate amount of outstanding Loans at such time.

           "Drawing" means any borrowing that MSAF makes under the MSAF Facilities in order to make a payment of principal of or interest on MSAF's securitization debt.

           "ILFC Agreement" means the Amended and Restated Custody and Loan Agreement dated as of August 6, 1999 among MSAF, the other MSAF Lessors (as defined therein) and International Lease Finance Corporation.

           "Indenture" means the indenture dated as of March 3, 1998 between MSAF and Bankers Trust Company, pursuant to which the securitization debt of MSAF is issued.

           "Indenture Default" means any time following the delivery of "Default Notice" (as defined in the indenture) under the Indenture or during the continuance of an "Acceleration Default" (as defined in the Indenture).

           "Intercreditor Agreement" means the Intercreditor Agreement dated as of March 3, 1998 among MSDW, International Lease Finance Corporation and the other MSAF Facility Providers (as defined therein).

           "Loan" means any loan made by MSDW to MSAF pursuant to Section 2.01(a) of this Agreement.

           "MSDW" has the meaning specified in the preamble to this Agreement.

           "MSDW Drawing Share" means on the occasion of any Drawing, the amount which is equal to the product of (x) the applicable Total MSAF Facilities Drawing Amount multiplied by (y) the fraction which is the quotient of (A) the Commitment Amount immediately before such Drawing divided by (B) the aggregate amounts committed and available for drawing under the MSAF Facilities immediately before such Drawing.

           "MSDW Repayment Share" means, on each Payment Date, the amount which is equal to the product of (x) the applicable Total MSAF Facilities Repayment Amount multiplied by (y) the fraction which is the quotient of (A) outstanding Loans immediately before the applicable repayment divided by (B) the aggregate amounts outstanding and required to be repaid under the MSAF Facilities immediately before such repayment.

           "MSAF" has the meaning specified in the preamble to this Agreement.

           "MSAF Facility" means (i) this Agreement, (ii) the ILFC Agreement and
(iii) any other credit or liquidity enhancement facility provided to MSAF that ranks pari passu with this Agreement and the ILFC Agreement.

           "MSAF Facility Provider" means the provider of any MSAF Facility.

           "Note" means the promissory note of MSAF payable to the order of MSDW substantially in the form of Exhibit A, evidencing MSAF's obligation to repay the Loans.

           "Notice of Additional Borrowing" has the meaning specified in Section 2.02(c).

           "Notice of Borrowing" has the meaning specified in Section 2.02(a).

           "Notice of Repayment" has the meaning specified in Section 2.05(a).

           "Payment Date" means the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day).

           "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision.

           "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

           "Termination Date" means the earlier of the date (i) of the repayment or defeasance (but not refinancing) of all of MSAF's securitization debt and
(ii) of the sale at any time by MSAF and its Subsidiaries of all aircraft owned by MSAF and its Subsidiaries at such time.

           "Total MSAF Facilities Drawing Amount" means, at the time of each Drawing, the total amount to be drawn by MSAF under the MSAF Facilities in order to make a payment of principal of or interest on MSAF's securitization debt on the next Payment Date.

           "Total MSAF Facilities Repayment Amount" means, on each Payment Date, the total amount available to MSAF for the repayment of amounts outstanding under the MSAF Facilities, after the payment of all amounts required to be paid on such Payment Date pursuant to Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture.

           "United States" means the United States of America.

                                    ARTICLE 2
                                      LOANS

           SECTION 2.01. Loans. (a) MSDW agrees, on the terms and conditions set forth in this Agreement, to make Loans to MSAF from time to time during the term of this Agreement to enable MSAF to make a payment of principal of or interest on MSAF's securitization debt; provided that the amount of any such Loan shall not exceed the Commitment Amount in effect immediately before such Loan is made.

           (b) MSAF may borrow under this Section 2.01, repay Loans as provided in Section 2.05 and reborrow under this Section 2.01, at any time during the term of this Agreement.

           SECTION 2.02. Borrowings. (a) Not later than 8:30 P.M. (New York City time) on the Business Day before the date of any Loan that MSAF wishes MSDW to make, MSAF shall give MSDW notice (a "Notice of Borrowing"), specifying:

          (i)  the applicable Total MSAF Facilities Drawing Amount;

         (ii) the amount of such Loan, which shall be equal to the related MSDW Drawing Share; and

        (iii)  the date (which shall be a Business Day) of such Loan.

           (b) Not later than 5:30 P.M. (New York City time) on the date of any Loan specified in a Notice of Borrowing, MSDW shall make available the amount of such Loan to MSAF, in lawful money of the United States in Federal or other funds immediately available in New York City.

           (c) If, for any reason, on the date of any Loan MSAF does not receive the full applicable Total Drawing Amount under the MSAF Facilities, not later than 8:30 P.M. (New York City time) on the date of such Loan, MSAF may give MSDW notice of an additional Loan (a "Notice of Additional Borrowing"), specifying:

          (i)  the shortfall in such Total MSAF Facilities Drawing Amount; and

          (ii) the amount of such additional Loan, which may be any amount up to the Commitment Amount; and

          (iii) the date (which shall be the next Business Day) of such additional Loan.

           (d) Not later than 5:30 P.M. (New York City time) on the date of any additional Loan specified in a Notice of Additional Borrowing, MSDW shall make available the amount of the applicable additional Loan to MSAF, in lawful money of the United States in Federal or other funds immediately available in New York City.

           SECTION 2.03. Termination of Commitment and Maturity of Loans. On the Termination Date, the Commitment shall terminate and on the next Payment Date, unless repaid earlier pursuant to Section 2.05, each Loan shall mature, and its principal amount shall, to the extent that there are amounts available to MSAF on such Payment Date after the payment of all amounts required to be paid on such Payment Date pursuant to Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture, be due and payable (together with any and all interest accrued thereon).

           SECTION 2.04. Interest. Each Loan shall bear interest on its outstanding principal amount, for each day from the date such Loan is made until it is repaid, at a rate of 3% per annum, on the basis of a 360-day year consisting of twelve 30- day months.

           SECTION 2.05. Repayment of Interest and Loans. (a) On each Payment Date, to the extent that there are amounts available to MSAF on such Payment Date after the payment of all amounts required to be paid on such Payment Date pursuant to Section 3.08(a)(x) or, during an Indenture Default, Section 3.08(b)(vi) of the Indenture, MSAF shall repay interest on and principal of outstanding Loans in accordance with Section 3.08(a)(xi) or, during an Indenture Default, Section 3.08(b)(vii) of the Indenture. Not later than 12:30 P.M. (New York City time) on the second Business Day before each Payment Date on which MSAF intends to repay any interest on or principal of Loans, MSAF shall give MSDW notice (a "Notice of Repayment"), specifying:

          (i) the Total MSAF Facilities Repayment Amount that it intends to repay on such Payment Date; and

          (ii) the MSDW Repayment Share.

            (b) On each Payment Date following a Notice of Repayment, MSAF shall pay to MSDW the MSDW Repayment Share specified in such Notice of Repayment, which shall be applied to repay:

          (i) first, all interest then accrued in accordance with Section 2.04; and

          (ii) second, the principal amount of any Loans then outstanding.

           SECTION 2.06. MSAF Facility Covenant. MSAF covenants with MSDW that it shall not at any time enter into any MSAF Facility unless the applicable MSAF Facility Provider simultaneously becomes a party to the Intercreditor Agreement.

           SECTION 2.07. General Provisions as to Payments. MSAF shall make each payment pursuant to Section 2.05 at the times specified in Section 3.06(d) of the Indenture and at such place as MSDW shall specify by notice to MSAF.

           SECTION 2.08. Note. (a) MSAF's obligation to repay any Loans shall be evidenced by the Note.

           (b) MSDW shall record the date and amount of each Loan and the date and amount of each payment of principal made by MSAF with respect to each such Loan by endorsing on the schedule forming a part of the Note appropriate notations to evidence such information with respect to each such Loan then outstanding; provided that MSDW's failure to make (or any error in making) any such endorsement shall not affect MSAF's obligations under this Agreement or under the Note. MSDW is hereby irrevocably authorized by MSAF so to endorse the Note and to attach to and make a part of the Note a continuation of such schedule as and when required.


                                    ARTICLE 3
                                  MISCELLANEOUS

           SECTION 3.01. Notices. Any notice, request or information required or permissible under this Agreement will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth below in this Section 3.01. In the case of a fax, notice will be deemed received upon the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent. In the case of a mailed letter, notice will be deemed received on the tenth day after mailing. In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions. Notices will be addressed as follows:


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


                    if to MSAF, to:

                        Morgan Stanley Aircraft Finance
                        c/o Cabot Aircraft Services Limited
                        Regus House
                        Harcourt Centre
                        Harcourt Road
                        Dublin 2
                        Ireland
                        Attention: Mr. Kieran O'Keefe
                        Fax: 353-1-402-9496

                        with a copy to:

                        Morgan Stanley & Co. International Limited
                        25 Cabot Square
                        Canary Wharf
                        London E14 4QA
                        England, United Kingdom
                        Attention: Mr. Scott Peterson
                        Fax: 44-171-425 4328

                    if to Morgan Stanley, to:

                        Morgan Stanley Dean Witter & Co.
                        1585 Broadway
                        New York, New York 10036
                        United States of America
                        Attention: Ms. Dian Packard
                        Fax: 1-212-762-7337

or to such other address as either party shall from time to time designate in writing to the other party.

           SECTION 3.02. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

           (b) No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 3.03. No Bankruptcy Petition. MSDW agrees that it shall not take any steps for the purposes of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding-up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of MSAF or in respect of any of MSAF's liabilities, as a result of any claim or interest of MSDW under this Agreement.

           SECTION 3.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided that neither party may assign, delegate or otherwise transfer any of its rights and obligations under this Agreement without the consent of the other party.

           SECTION 3.05. Governing Law; Submission to Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (b) The parties to this Agreement agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or in the future have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.01 shall be deemed effective service of process on such party.

           SECTION 3.06. Counterparts; Effectiveness; Third Party Beneficiaries.
(a) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures to each such counterpart were upon the same instrument.

           (b) This Agreement shall become effective when (i) each party has received a counterpart of this Agreement signed by the other party or facsimile or other satisfactory confirmation that the other party has signed a counterpart of this Agreement and (ii) MSDW has received the duly executed Note.

           (c) No provision of this Agreement is intended to confer upon any Person other than the parties to this Agreement any rights or remedies under this Agreement.

           SECTION 3.07. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

           SECTION 3.08. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

           SECTION 3.09. Captions. The captions used in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

           IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its authorized representative or officer, as applicable, as of the day and year first above written.

                                                    MORGAN STANLEY AIRCRAFT
                                                      FINANCE


                                                    By: /s/ Brian J. Gill
                                                       -------------------------
                                                       Name:
                                                       Title:


                                                    MORGAN STANLEY DEAN WITTER &
                                                      CO.


                                                    By: /s/ Alexander Frank
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                                       EXHIBIT A


                                  FORM OF NOTE

                                                 Wilmington, Delaware
                                                 March 15, 2000


           For value received, MORGAN STANLEY AIRCRAFT FINANCE, a Delaware statutory business trust ("MSAF"), promises to pay to the order of MORGAN STANLEY DEAN WITTER & CO., a Delaware corporation ("MSDW"), the unpaid principal amount of each Loan made by MSDW to MSAF pursuant to the Loan Agreement referred to below, as provided in the Loan Agreement. MSAF promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at MSDW's address specified in or pursuant to
Section 3.01 of the Loan Agreement.

           All Loans made by MSDW and all repayments of the principal thereof shall be recorded by MSDW by endorsing appropriate notations to evidence such information with respect to each such Loan then outstanding on the schedule forming a part of this Note, or on a continuation of such schedule attached to and made a part of this Note; provided that the failure of MSDW to make (or any error in making) any such endorsement shall not affect MSAF's obligations under this Note or the Loan Agreement.

           This note is the Note referred to in the Amended and Restated Loan Agreement dated as of March 15, 2000 between MSAF and MSDW (as amended and in effect from time to time, the "Loan Agreement"). MSAF's obligations under this Note are subordinated to various other obligations of MSAF, as set forth in the Indenture. Capitalized terms used and not defined in this Note have the meanings specified in the Loan Agreement.

                                                    MORGAN STANLEY AIRCRAFT
                                                      FINANCE


                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________
                                         Amount of
                  Amount of              Principal
 Date                Loan                 Repaid                Notation Made By
________________________________________________________________________________

________________________________________________________________________________

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